SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

               Current Report Under Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report                              October 18, 2005

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)



Item 3.01

On October 18, 2005, the Company received notice from NASDAQ that it was not in compliance with certain continued listing criteria for the NASDAQ National Market per Marketplace Rule 4450(a)(3). Specifically, the notice stated that the stockholder's equity at July 31, 2005, as published in the Company's Form 10-K filed October 14, 2005, was less than the required $10 million, and also that the market value of public float was less than $5 million.

The notice requested that the Company provide NASDAQ with a plan by November 2, 2005, of the actions that the Company proposes to take to come into compliance with the referenced listing criteria. As of this filing, the Company has not determined what action or response it may take in response to the notice.

Item 9.01

Exhibit 99    Press Release dated October 21, 2005.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated

Date:  October 21, 2005
                                /s/ FRANK E. WILLIAMS, III
                               -------------------------------
                                Frank E. Williams, III, President